Exhibit 99.2

Cullen/Frost Bankers, Inc. and Strategic Expansion in the Attractive Fort Worth Market July 3, 2006

Forward Looking Statements Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Cullen/Frost and Summit, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Summit or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Summit will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) the failure of Summit's shareholders to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Summit and their customers and Cullen/Frost's and Summit's assessment of that impact; (viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Summit must comply. Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Summit or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Summit undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information In connection with the proposed merger, Cullen/Frost will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Summit and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.frostbank.com under the tab "About Frost" and then under the heading "Investor Relations" and then under "SEC Filings". Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Executive Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632. Cullen/Frost and Summit and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Summit in connection with the proposed merger. Information about the directors and executive officers of Cullen/Frost is set forth in the proxy statement for Cullen/Frost's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 27, 2006. Information about the directors and executive officers of Summit is set forth in the proxy statement for Summit's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 24, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Strong Cultural Affinity Solid Financial Results Low Risk Transaction Expands Presence in Attractive Market Transaction Rationale Tarrant County (Fort Worth) demographics more attractive than Dallas Metroplex and Texas as a whole Creates strong #4 market position in Tarrant County with 10.7% market share, increases market position in Metroplex to #7 and improves Cullen/Frost position to #4 statewide Immediately accretive on a GAAP and cash basis 1.0%+ GAAP accretion in 2008 14.5% internal rate of return Strong cultural affinity Similar underwriting practices Senior management to join Cullen/Frost team Emphasis on relationship banking and high ethical standards Similar customer base and lending practices

Transaction: Merger of Summit Bancshares, Inc. and its wholly owned subsidiaries (collectively "Summit") with Cullen/Frost Transaction Value (1): $363 million ($28.31 per share) Consideration (1): 3.84 million shares of Cullen/Frost common stock and $143.4 million in cash; approximately 60% stock / 40% cash Estimated Cost Savings: Approximately 30% of Summit's annualized Q1 2006 non-interest expense base or $9.9 million pre-tax Revenue Enhancements: Identified but not included in pro forma analysis Transaction Summary ____________________________ 1. Based on CFR stock price of $57.30 assuming treasury method of accounting for outstanding Summit options.

Management Retention: Phil Norwood to become president of Tarrant County region Seven senior employees have signed employment agreements Other employees have agreed to retention arrangements Walk Away (1): Double trigger walk away upon 20% Cullen/Frost price decrease and 20% Cullen/Frost price decrease relative to the PHLX / KBW Bank Index Termination Fee: $13.75 million (approximately 3.8% of consideration) Required Approvals: Summit shareholders; customary regulatory approvals - Directors owning an aggregate of approximately 15% have agreed to vote in favor of the transaction Due Diligence: Completed satisfactorily Expected Closing: Q4 2006 Transaction Summary (cont.) ____________________________ 1. Based on CFR stock price of $57.30.

Summit Overview Ticker: "SBIT" (NASDAQ) Founded in 1975 in Fort Worth 12 full service banking locations located throughout Tarrant County Traditional commercially-oriented community bank - Focus on C&I and commercial real estate lending - Strong core deposit base Operates several ancillary businesses - Trust and investment services - Insurance brokerage products Financial summary:

Summit Market ____________________________ Source: SNL Financial. Deposit data as of June 30, 2005. 1. Excludes non-traditional deposits. 2. Source: North Central Texas Council of Governments. Fort Worth is Texas' third largest deposit market DFW airport is the third busiest airport in the world and the nation's largest inland port Tarrant County will lead the region's population growth, adding up to 800,000 people by 2030 (2) New residents and businesses are attracted by favorable cost of living, quality of life and major development projects Service related businesses and the health care and energy industries are significant growth sectors Metroplex has second largest high-tech sector in the nation

Pro Forma Deposit Franchise Pro Forma Dallas-Fort Worth Branch Map Top 10 Banks in Dallas-Fort Worth-Arlington MSA Top 6 Banks in Tarrant County Summit Cullen/Frost ____________________________ Source: SNL Financial. Data as of June 30, 2005, unless otherwise stated. 1. Branch overlap distance is 3.0 miles.

Superior Growth Diluted EPS Net Income 2001 0.68 8.802 2002 0.73 9.317 2003 0.77 9.768 2004 0.85 10.762 2005 1.04 13.176 Diluted EPS and Net Income Growth Trend Loans and Deposits Growth Trend Net Loans Deposits 2001 425 544 2002 462 582 2003 546 641 2004 692 792 2005 764 879 $mm $mm Summit Growth Trends

Continued Diversification of Texas Franchise $9.3 billion Deposits $10.2 billion Deposits Deposits By Region Cullen / Frost Pro Forma ____________________________ Source: Company data as of March 31, 2006.

Continued Diversification of Texas Franchise Loans by Region $6.5 billion Loans $7.3 billion Loans Cullen / Frost Pro Forma ____________________________ Source: Company data as of March 31, 2006.

Similar Commercially Oriented Loan Portfolio Pro Forma Loans: $7.3 billion Deals Residential RE 0.02 Commercial & Industrial 0.45 Consumer & Other 0.13 Commercial Mortgage 0.24 RE-Const. & Land 0.16 Deals Residential RE 0.12 Commercial & Industrial 0.35 Consumer & Other 0.05 Commercial Mortgage 0.33 RE-Const. & Land 0.15 Deals Residential RE 0.03 Commercial & Industrial 0.44 Consumer & Other 0.12 Commercial Mortgage 0.25 RE-Const. & Land 0.16 Cullen/Frost Loans: $6.5 billion Summit Loans: $0.8 billion ____________________________ Source: Company filings. Data as of March 31, 2006.

Deals Non-interest bearing 0.29 Savings/NOW/MMDAs 0.48 CDs 0.23 Deals Non-interest bearing 0.36 Savings/NOW/MMDAs 0.52 CDs 0.12 Deals Non-interest bearing 0.36 Savings/NOW/MMDAs 0.51 CDs 0.13 Cullen/Frost Deposits: $9.3 billion Summit Deposits: $0.9 billion Pro Forma Deposits: $10.2 billion Strong Core Deposit Funding ____________________________ Source: Company filings. Data as of March 31, 2006.

Cultural Affinity Small/middle market commercial focus Relationship driven Strong financial performance with track record of growth Established trust business with $18 billion of trust assets (1) Statewide insurance agency with commission fees of $28 million (1) Cullen/Frost Summit Small/middle market commercial focus Relationship driven Strong financial performance with track record of growth New trust business with $67 million of trust assets (1) SIA insurance agency focused on existing customers with commission fees of $128k (1) Complementary Business and Operating Philosophies ____________________________ 1. Financial data as of December 31, 2005.

Due diligence and Integration Comprehensive due diligence performed - Focus on credit, legal and accounting - In-depth file review of a substantial portion of commercial loan portfolio Focus on minimizing customer disruption In order to facilitate integration, a transition team will be formed with representatives from both Cullen/Frost and Summit Systems conversion anticipated at closing

Transaction Adjustments - Cost Savings

Financial Impact Cost savings of approximately 30% of Summit's non-interest expense, phased in 80% in 2007 and 100% thereafter Estimated one-time merger-related charges of $12.0 million pre-tax Revenue enhancements identified but not included in pro forma analysis Core deposit intangible of 2.5% of Summit's non-time deposits, amortized straight-line over 8 years Transaction expected to close in fourth quarter of 2006 Cash portion of consideration funded with existing liquidity; cost of cash assumed to be 5.50%

Attractive Economics ____________________________ 1. Based on I/B/E/S consensus estimates of $3.75 in 2007 and $4.06 in 2008. 2. Based on I/B/E/S consensus estimate of $1.32 in 2007 and long term growth rate of 10.0% . 3. Cost savings of 30% of Summit's operating expense base phased in 80% in 2007 and 100% in 2008. 4. Other adjustments include cost of financing, amortization of CDI and other charges.

Transaction Pricing Based on Cullen/Frost closing share price as of June 30, 2006 of $57.30 Multiples paid are in line with recent comparable transactions: ____________________________ Source: SNL Financial. Includes Texas bank deals announced since January 1, 2005 with deal value greater than $100 million. 1. Summit management estimate. 2. Core deposits defined as total deposits less jumbo certificates of deposits.

Conclusion Complementary corporate cultures - Small/middle market and community focused Transaction adds substantial presence and accelerates growth in Tarrant County - Creates strong #4 market position in Tarrant County with 10.7% market share Tarrant County is an affluent, rapidly growing market with a median household income of $54,753 Improves bank standing to #4 in Texas Attractive economics with manageable integration risk - Accretive to 2007 and 2008 GAAP earnings and cash earnings based on achievable cost savings assumptions - Expected to generate 14.5% internal rate of return